UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2015

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre- commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre- commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Reorganization

On October 27, 2015, Snyder’s-Lance, Inc., a North Carolina corporation (“Snyder’s-Lance” or the “Company”), Shark Acquisition Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Shark Acquisition Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Diamond Foods, Inc., a Delaware corporation (“Diamond”), pursuant to which the Company agreed to acquire all of the issued and outstanding shares of common stock of Diamond, subject to the terms and conditions of the Merger Agreement. Under the terms of the Merger Agreement, Merger Sub shall merge with and into Diamond with Diamond surviving as a wholly-owned subsidiary of the Company (the “First Merger”), which will merge with and into Merger Sub II with Merger Sub II surviving as a wholly-owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Merger”).

The Board of Directors of the Company has approved the Merger Agreement and adopted resolutions directing that the issuance of shares of common stock of the Company in connection with the Merger be submitted to the stockholders of the Company for their approval and recommending that the stockholders approve such issuance. The Board of Directors of Diamond has approved the Merger Agreement and adopted resolutions directing that the adoption of the Merger Agreement be submitted to Diamond’s stockholders for consideration and recommending that Diamond’s stockholders adopt the Merger Agreement. The sole stockholder of Merger Sub and the sole member of Merger Sub II have each approved the Merger Agreement and the Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger, each share of Diamond’s common stock that is issued and outstanding immediately prior to the effective time of the First Merger (other than (i) treasury shares held by Diamond, (ii) shares owned by the Company, Merger Sub, Merger Sub II or any other subsidiary of the Company and (iii) shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law) will be canceled and converted into the right to receive 0.775 shares of the Company’s common stock and $12.50 in cash.

The Company and Diamond intend that the First Merger and the Second Merger will together qualify as a tax-free reorganization within the meaning of Section 268(a) of the Internal Revenue Code of 1986.

The parties anticipate that the Merger will close in early 2016. It is expected that Diamond’s stockholders will own approximately 26% of the issued and outstanding common stock of Snyder’s-Lance following the consummation of the Merger. Additionally, as of the effective time of the Merger, the Company will cause a member of the Board of Directors of Diamond to be appointed to the Board of Directors of the Company.

The Merger Agreement contains certain closing conditions. The obligation of each party to consummate the Merger is conditioned on, among other things: (i) approval by the stockholders of the Company and Diamond described above; (ii) the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of any injunction or other order or any other law issued by any governmental authority prohibiting the consummation of the transaction; (iv) the registration statement with respect to the Company’s common stock to be issued in the Merger having become effective with no stop orders pending or threatened; (v) the shares of the Company’s common stock to be issued in the Merger having been approved for listing on The Nasdaq Global Select Market; (vi) the accuracy of each party’s representations and warranties contained in the Merger Agreement; and (vii) the performance of certain obligations under the Merger Agreement by each party.

The Merger Agreement contains certain termination rights for both the Company and Diamond, including the right of either party to terminate the Merger Agreement if the Merger has not been completed by May 27, 2016 (subject to a potential five month extension if required to obtain certain regulatory approvals), and further provides that, upon termination of the Merger Agreement under certain circumstances, either the Company or Diamond could be required to pay a termination fee to the other party of between $50 million and $100 million, depending on the circumstances of such termination.

The Merger Agreement contains customary representations, warranties and covenants by each of the parties, including, among other things, covenants and agreements relating to the conduct of the business of each of Diamond and the Company between the date of the signing of the Merger Agreement and the consummation of the Merger. The Merger Agreement contains a customary non-solicitation covenant prohibiting Diamond from (a) soliciting, providing non-public information or engaging or participating in any discussions or negotiations concerning proposals relating to alternative business combination transactions, or (b) entering into an

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acquisition agreement in connection with such an alternative business combination transaction, in each case, except as permitted under the Merger Agreement. The Merger Agreement also contains a customary non-solicitation covenant prohibiting the Company from (a) soliciting, providing non-public information or engaging or participating in any discussions or negotiations concerning proposals relating to certain alternative business combination transactions, or (b) entering into an acquisition agreement in connection with such an alternative business combination transaction, in each case, except as permitted under the Merger Agreement. Notwithstanding these limitations, prior to a party’s stockholders approving the transaction, such party may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited alternative transaction proposal that its board of directors has determined in good faith constitutes or could reasonably be expected to lead to or result in a superior proposal. Each party’s board of directors may change its recommendation to its stockholders (subject to the other party’s right to terminate the Merger Agreement following such change in recommendation) in response to a superior proposal or terminate the Merger Agreement to enter into a definitive agreement for such superior proposal if such party’s board of directors determines in good faith that the failure to take such action would be inconsistent with such party’s directors’ fiduciary duties to such party’s stockholders under applicable law.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement and the Diamond Voting Agreement (defined below) have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company or Diamond. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosure schedules provided by each party in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement have been made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Diamond, Merger Sub or Merger Sub II. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Diamond.

Voting Agreements

Concurrently with the execution of the Merger Agreement, the Company and certain of Diamond’s stockholders entered into voting agreements (collectively, the “Diamond Voting Agreement”) and Diamond and certain of the Company’s stockholders have entered into voting agreements (collectively, the “Parent Voting Agreement” and, together with the Diamond Voting Agreement, the “Voting Agreements”). Pursuant to the Voting Agreements, each of the stockholders party thereto has agreed, among other things, to vote in favor of the approval of the execution of the Merger Agreement and/or the issuance of the shares of common stock of the Company in connection with the Merger, and in favor of any other matter reasonably relating to the consummation or facilitation of, or otherwise in furtherance of, the Merger.

The foregoing description of the Diamond Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Diamond Voting Agreement, a copy of which is filed herewith as Exhibit 2.2 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2015, Snyder’s-Lance issued a press release with respect to its financial results for the quarter ended October 3, 2015. A copy of the press release is being furnished as Exhibit 99.1 hereto. The Company will also hold a conference call and live webcast on October 28, 2015 to discuss its financial results. The press release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially.

The exhibit attached hereto also presents measures not derived in accordance with generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

The information furnished under this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in a filing.

Item 7.01 Regulation FD Disclosure.

On October 28, 2015, Snyder’s-Lance released an investor presentation regarding the Merger and financial results for the quarter ended October 3, 2015, a copy of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

The information furnished under this Item 7.01 and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in a filing.

The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 8.01 Other Events.

On October 28, 2015, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed herewith as Exhibit 99.3 and incorporated herein by reference.

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Cautionary Information about Forward Looking Statements

This report contains statements which may be forward looking within the meaning of applicable securities laws. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions.  The statements include the expected completion of the acquisition of Diamond, the time frame in which the acquisition will occur, and the expected benefits to the Company from completing the acquisition. The statements are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include, among other things, that regulatory approval of the proposed acquisition or other conditions to the closing of the deal may not be satisfied; the potential impact on the business of Diamond of the announcement of the proposed acquisition; the risk as to the trading price of common stock to be issued by the Company in the proposed transaction relative to the trading price of shares of Diamond common stock; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the successful integration and realization of the anticipated benefits and synergies from the proposed acquisition; the ability of the Company to achieve its strategic initiatives; and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. In addition, actual results are subject to other risks and uncertainties that relate more broadly to the overall businesses of the Company or Diamond, including those more fully described in the Company’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended January 3, 2015, and its most recent quarterly report filed on Form 10-Q for the quarter ended July 4, 2015, and those more fully described in Diamond’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended July 31, 2015.

This report also includes projections regarding future revenues, earnings and other results which are based upon the Company’s current expectations and assumptions, which are subject to a number of risks and uncertainties.  Factors that could cause actual results to differ include general economic conditions; volatility in the price or availability of inputs, including raw materials, packaging, energy and labor; price competition and industry consolidation; changes in our top retail customer relationships; failure to successfully integrate acquisitions; loss of key personnel; failure to execute and accomplish our strategy; concerns with the safety and quality of certain food products or ingredients; adulterated, misbranded or mislabeled products or product recalls; disruption of our supply chain or information technology systems; improper use of social media; changes in consumer preferences and tastes or inability to innovate or market our products effectively; reliance on distribution through a significant number of independent business owners; protection of our trademarks and other intellectual property rights; impairment in the carrying value of goodwill or other intangible assets; new regulations or legislation; interest and foreign currency exchange rate volatility; and the interests of a few individuals who control a significant portion of our outstanding shares of common stock may conflict with those of other stockholders, which have been discussed in greater detail in the Company’s most recent Form 10-K, the Company’s definitive proxy statement filed with the SEC on April 1, 2015 and other reports filed with the SEC.

Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statement as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between the Company and Diamond. The proposed transaction will be submitted to the stockholders of the Company and Diamond for their consideration. In connection with the issuance of common stock of the Company in the proposed transaction, the Company will file with the SEC a Registration Statement on Form S-4 that will include a preliminary joint proxy statement/prospectus regarding the proposed transaction and each of the Company and  Diamond plans to file with the SEC other documents regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to each Diamond and Company stockholder entitled to vote at the special meetings in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the joint proxy statement/prospectus (when available) and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from the Company’s website (www.snyderslance.com) under the link “Investor Relations” and then under the tab “Financial Information” then “SEC Filings” or by directing a request to the Company’s investor relations officer at (704) 557-8386 and, in the case of Diamond, at its website (www.diamondfoods.com) or by directing a request to Katie Turner at (415) 230-7952.

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Participants in the Solicitation

The Company, Diamond and certain of their respective directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Diamond stockholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about Diamond’s executive officers and directors in Diamond’s definitive proxy statement filed with the SEC on November 26, 2014. You can also obtain free copies of these documents from Diamond using the contact information above. You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2015 and in its Annual Report on Form 10-K filed with the SEC on March 4, 2015 and its Current Report on Form 8-K filed with the SEC on October 1, 2015. You can also obtain free copies of these documents from the Company using the contact information above.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
Number	of Exhibit

2.1*	Agreement and Plan of Merger, dated October 27, 2015, by and among the Company, Merger Sub, Merger Sub II and Diamond.

2.2	Form of Diamond Voting Agreement, dated October 27, 2015, by and among the Company and the stockholders of Diamond listed therein.

99.1	Press Release issued by the Company, dated October 28, 2015, regarding financial results for the quarter ended October 3, 2015.

99.2	Slide Presentation for the October 28, 2015 investor conference call.

99.3	Joint Press Release of Diamond Foods, Inc. and Snyder’s-Lance, Inc., dated October 28, 2015, announcing the Merger.

*Certain disclosure schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S- LANCE, INC.
(Registrant)

Date: October 28, 2015

	By:	/s/ Rick D. Puckett
Rick D. Puckett Executive Vice President, Chief Financial Officer and Chief Administrative Officer

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